UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2012

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
 (Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 3, 2011, MGP Ingredients, Inc. (the “Registrant”) filed Second Amended and Restated Articles of Incorporation (the “Articles”) amending the Articles to provide that the board of directors of the Registrant may amend the bylaws of the Registrant without stockholder approval in addition to certain other administrative amendments therein.

On January 3, 2011, the Registrant adopted Amended and Restated Bylaws which remove the requirement to have a corporate seal and to remove all references to a corporate seal.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.
*3.1	Second Amended and Restated Articles of Incorporation of Registrant
*3.2	Amended and Restated Bylaws of Registrant

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: January 3, 2012	By:	/s/ Timothy W. Newkirk
Timothy W. Newkirk, President and Chief Executive Officer